SUPPLEMENT DATED FEBRUARY 28, 2025 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Gold & Special Minerals Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
1. Effective February 28, 2025:
a. The following information replaces in its entirety the table appearing under the heading “Fund Summary – Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Shanquan Li	Portfolio Manager (Lead)	2019 (predecessor fund 1997)

Tarun Gupta, PhD	Portfolio Manager	2025

Scott Hixon, CFA	Portfolio Manager	2025

Jerry Sun, PhD	Portfolio Manager	2025

Effective on or about June 30, 2025, Shanquan Li will no longer serve as Portfolio Manager (Lead) of the Fund.
b. The following information replaces in its entirety the section titled "Fund Management – Portfolio Manager" in the Statutory Prospectus:
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Shanquan Li, Portfolio Manager (Lead), who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Li managed the predecessor fund since 1997 and was associated with OppenheimerFunds, a global asset management firm, since 1997.
▪
Tarun Gupta, PhD, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2019. From 2012 to 2019, he was employed by AQR Capital Management where he served as a Managing Director and a Vice President.
▪
Scott Hixon, CFA, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 1994.
▪
Jerry Sun, PhD, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2018.
The lead portfolio manager generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time.
Effective on or about June 30, 2025, Shanquan Li will no longer serve as Portfolio Manager (Lead) of the Fund, at which time all references to Mr. Li and the paragraph directly above be removed.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
c. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
Tarun Gupta began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Dr. Gupta owned $1 – $10,000 of the Fund.
Scott Hixon began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Mr. Hixon did not beneficially own any shares of the Fund.
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Jerry Sun began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Dr. Sun did not beneficially own any shares of the Fund.
d. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
Tarun Gupta began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Dr. Gupta managed 1 other registered investment company with approximately $295.5 million in assets, no other pooled investment vehicles and 81 other accounts with approximately $654.91 million in assets.
Scott Hixon began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Mr. Hixon managed 21 other registered investment companies with approximately $11,737.5 million in assets, 30 other pooled investment vehicles with approximately $11,225.7 million in assets and no other accounts.
Jerry Sun began serving on Invesco Gold & Special Minerals Fund as a portfolio manager of the Fund effective February 28, 2025. As of December 31, 2024, Dr. Sun managed no other registered investment companies, no other pooled investment vehicles and 1 other account with approximately $0.8 million in assets.
1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
2. Effective on or about June 30, 2025:
a. The following information replaces the fourth paragraph appearing under the heading “Fund Summary – Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses, and the fifth paragraph appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Statutory Prospectus:
As part of its process for identifying investment opportunities, the portfolio managers primarily rely on evaluations of a company's fundamentals, scoring companies in the gold, metals and minerals, and mining universe using a systematic and proprietary process. Using financial statements and other relevant sources of data, the portfolio managers evaluate the relative attractiveness of stocks based on multiple metrics, including valuation, business and stock price trends, and quality of management. To arrive at buy and sell decisions, portfolio managers consider the growth trends and the valuation of the stocks of particular companies.
b. The following information replaces the seventh paragraph appearing under the heading “Fund Summary – Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses, and the seventh paragraph appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Statutory Prospectus:
In addition to investing in derivative instruments through the Subsidiary, the Fund may also invest directly in derivative instruments, including options. The Fund may use options for liquidity, hedging and investment purposes. Up to 25% of the Fund’s total assets can be subject to call options the Fund sells. However, the Fund will not write or purchase any call option that will cause the value of the Fund’s calls on a particular security to exceed 3% of the Fund’s total assets. The Fund may also use equity-linked notes to obtain exposure to gold or other precious metals/minerals mining companies and options thereon. ELNs are hybrid derivative-type instruments that are specially designed to combine the characteristics of investing in one or more reference securities (such as a single stock, ETF, or an index or basket of securities (underlying securities)) and a related derivative, such as a put or call option (or a combination thereof), in a single note form (typically senior, unsecured debt) issued by financial institutions. The options within the ELNs in which the Fund invests will generally have covered call and/or cash secured put strategies embedded within them. When the Fund purchases an ELN from the issuing counterparty, the Fund is generally entitled to receive a premium generated by options positions within the ELN. Therefore, the ELNs are intended to provide recurring cash flow to and reduce the overall volatility of the Fund based on the premiums received from selling the options. When the Fund sells call options within an ELN, it receives a premium but limits its opportunity to profit from an increase in the market value of the underlying securities to the exercise price of the call option (plus the premium received).
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c. The sections under the headings “Fund Summary - Principal Risks of Investing in the Fund” in the Summary and Statutory Prospectuses, and “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Risks” in the Statutory Prospectus, will be updated to include the following additional risks:
Equity Linked Notes Risk. Investments in ELNs are susceptible to the risks of their underlying securities or index, which could include management risk, market risk and, as applicable, foreign securities and currency risks. ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities or index move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An ELN investment is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund may not be repaid the principal amount of, or income from, its investment. ELNs utilized by the Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities or index, could magnify or otherwise increase investment losses to the Fund and result in losses on the ELN that exceed the losses on the underlying securities or index. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose the Fund to losing more than the principal amount of the ELN. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities or index. ELNs may also be less liquid than more traditional investments and the Fund may be unable to sell ELNs at a desirable time or price. Further, the price of ELNs may not correlate with the underlying securities, index or a fixed income investment. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying securities or index directly. By attaining this investment exposure synthetically through an ELN, rather than directly, 100% of the yield arising from the ELN’s stated coupon is treated as ordinary income for U.S. federal income tax purposes. Conversely, the U.S. federal income tax consequences of attaining the investment exposure directly ordinarily will give rise to capital gains.
Systematic Strategies Risk. Systematic strategies are based upon many factors that measure individual securities relative to each other. Systematic strategies may be highly reliant on the gathering, cleaning, culling and analysis of large amounts of data from third parties and other external sources. Any errors or imperfections in the factors, or the data on which measurements of those factors are based, could adversely affect the use of the systematic strategies. The factors used in systematic strategies may not identify securities that perform well in the future, and the securities selected may perform differently from the market as a whole or from their expected performance.
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